Exhibit-23.1

                               Mantyla McReynolds

                          CERTIFIED PUBLIC ACCOUNTANTS

                         Report of Independent Auditors

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 31,2000 appearing in the incorporated by reference Annual Report on Form 10-KSB of Encibar, Inc.


                             /s/ Mantyla McReynolds
                                 -----------------------------
                                 Mantyla McReynolds
                                 Certified Public Accountants

March 29, 2001